Exhibit 99.2

Hughes center for functional medicine Pa

Audited Financial Statements

For the Years Ended December 31, 2018 and 2017

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

TABLE OF CONTENTS

Independent Auditor’s Report	1

Financial Statements

Balance Sheets as of December 31, 2018 and 2017	2

Statements of Income and Retained Earnings as of December 31, 2018 and 2017	3

Statements of Cash Flows as of December 31, 2018 and 2017	4

Notes to Financial Statements	5-7

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805 Third Avenue
Suite 1430
New York, NY 10022
212.868.3669
212.838.2676 / Fax
www.rbsmllp.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
of Hughes Center for Functional Medicine PA

We have audited the accompanying financial statements of Hughes Center for Functional Medicine PA (the “Company”), a Florida S-corporation, which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income and retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hughes Center for Functional Medicine PA as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, NY

April 10, 2019

New York | Washington, DC | California | Nevada | China | India | Greece

Member of ANTEA International with offices worldwide

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

BALANCE SHEETS

December 31, 2018 and 2017

	2018	2017
ASSETS
Current Assets:
Cash	$83,223	$112,705
Inventory	83,371	103,852

Total Current Assets	166,594	216,557

Furniture and Equipment	413,671	399,314
Less: Accumulated Depreciation	(149,229)	(80,642)

Net Furniture and Equipment	264,442	318,672

Other Assets:
Security deposit	5,194	5,194
Loan costs net	119	2,291

Total Other Assets	5,313	7,485

Total Assets	$436,349	$542,714

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$38,060	$52,796
Accrued payroll liabilities	16,213	12,774
Line of credit	-	214,000

Total Current Liabilities	54,273	279,570
Total Liabilities	54,273	279,570

Stockholders’ Equity:
Common stock-100 shares authorized no par value; Issued and outstanding 100 and 100 shares in 2018 and 2017, respectively	-	-
Additional paid in capital	1,000	1,000
Retained Earnings	381,076	262,144

Total Stockholders’ Equity	382,076	263,144

Total Liabilities and Stockholders’ Equity	$436,349	$542,714

See accompanying independent auditor’s report and notes to financial statements

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

STATEMENTS OF INCOME AND RETAINED EARNINGS

Years Ended December 31, 2018 and 2017

	2018	2017

Revenue	$3,023,344	$2,686,245

Cost of Services	1,092,187	970,446

Gross Profit	1,931,157	1,715,799

Operating Expenses:

Salaries and wages	671,743	621,587
Contract/purchased services	412,372	360,328
Fringe benefits and payroll taxes	132,696	132,790
Rent	106,202	98,682
Depreciation and amortization	72,688	53,764
Advertising and promotion	87,207	53,905
Insurance	11,145	17,715
Telephone	11,946	9,868
Dues and subscriptions	9,557	4,038
Records storage	7,030	7,824
Professional fees	22,389	8,165
Repairs and maintenance	20,153	16,223
Postage and shipping	20,573	17,713
Office expense	34,030	41,902
Other operating expense	11,193	13,616

Total operating expenses	1,630,924	1,458,120

Income From Operations	300,233	257,679

Other Income (Expense):
Interest expense	(9,278)	(421)

Total other (expense)	(9,278)	(421)

Net Income	290,955	257,258

Retained Earnings At Beginning Of Year	262,144	215,298

Distributions	(172,023)	(210,412)

Retained Earnings At End Of Year	$381,076	$262,144

See accompanying independent auditor’s report and notes to financial statements

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2018 and 2017

	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income	$290,955	$257,258

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	72,688	53,764
Changes in operating assets and liabilities:
Inventory	20,481	(15,122)
Other assets	(1,929)	-
Accounts payable	(14,736)	3,256
Accrued payroll liabilities	3,439	(250)

NET CASH PROVIDED BY OPERATING ACTIVITIES	370,898	298,906

CASH FLOWS FROM INVESTING ACTIVITIES

Equipment acquisitions	(14,357)	(227,633)

NET CASH USED IN INVESTING ACTIVITIES	(14,357)	(227,633)

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowing on line of credit	-	224,000
Repayments on line of credit	(214,000)	(60,332)
Distributions to shareholder	(172,023)	(210,412)

NET CASH USED IN FINANCING ACTIVITIES	(386,023)	(46,744)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(29,482)	24,529

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	112,705	88,176

CASH AND CASH EQUIVALENTS AT END OF YEAR	$83,223	$112,705

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest	$9,278	$421

See accompanying independent auditor’s report and notes to financial statements

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND 2017

Note 1. DESCRIPTION OF COMPANY

The Company is a Functional Medical Practice and Professional Association organized under the laws of the State of Florida and is engaged in improving the health of its patients through individualized and integrative health care. Led by Pamela Hughes, DO, ABFM, ABAARM, the Company specializes in treating chronic diseases and helping patients to proactively maintain their long-term health. This is accomplished by exploring the root cause of their condition and partnering with them to shape a customized treatment path to achieve wellness and improved quality of life.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company prepares its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, except where otherwise noted.

Revenue Recognition

Revenues are recognized when earned and expenditures are recognized when incurred. Amounts billed to patients are collected when services are rendered. The Company does not carry accounts receivable and does not accept insurance.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company presents its statement of cash flows using the indirect method. For purposes of the statement of cash flows, cash includes cash in checking, merchant and savings accounts.

Inventory

Inventory consisting of supplements, is stated at the lower of cost or net realizable value. Cost is determined by the first-in, first-out method. Outdated inventory is directly charged to cost of goods sold.

Furniture and Equipment

Equipment is stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from 5 to 7 years. Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to the carrying amount. If the operation is determined to be unable to recover the carrying amount of its assets, then assets are written down first, followed by other long-lived assets of the operation to fair value. Fair value is determined based on discounted cash

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND 2017

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

flows or appraised values, depending on the nature of the assets. As of December 31, 2018 and 2017, there were no impairment losses recognized for long lived assets.

Advertising and Promotion

The Company expenses all advertising costs as they are incurred. Total advertising expenses were $87,207 and $53,905 for the years ended December 31, 2018 and 2017, respectively.

Shipping Costs

The Company records shipping costs billed to its patients in revenue. Shipping costs recorded in revenue for the years ended December 31, 2018 and 2017 totaled $9,476 and $8,979, respectively.

Income Taxes

Federal income taxes have not been provided because the Company has elected, by consent of its stockholder, to be treated as an S Corporation for federal income tax purposes as provided in Section 1362(a) of the Internal Revenue Code.

The Company’s income or loss and credits are passed through to the stockholder and combined with other personal income and deductions to determine taxable income on the individual tax returns.

In accordance with generally accepted accounting principles, the Company accounts for uncertainty in income taxes by recognizing tax positions in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.

As of December 31, 2018 and 2017, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During the years ended December 31, 2018 and 2017, no interest or penalties were incurred.

Note 3. INVENTORIES

Inventories consist of supplements private labeled under Dr. Hughes brand. The carrying value of Inventory stock at December 31, 2018 and 2017 was $83,371 and $103,852, respectively.

Note 4. FURNITURE AND EQUIPMENT

	December 31, 2018	December 31, 2017
Assets:
Computer equipment & software	$49,809	$39,582
Medical equipment	305,174	301,044
Office furniture & equipment	58,688	58,688
	413,671	399,314
Accumulated Depreciation:
Computer equipment & software	30,069	21,770
Medical equipment	87,720	35,816
Office furniture & equipment	31,440	23,056
	149,229	80,642
Furniture & Equipment Net	$264,442	$318,672

HUGHES CENTER FOR FUNCTIONAL MEDICINE PA

(an S Corporation)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND 2017

Note 5. LINE OF CREDIT

The Company has a line of credit agreement with a bank of $325,000. Borrowings against the line at December 31, 2018 and 2017 were $-0- and $214,000, respectively. The line of credit bears interest of 5.75%. The line is reviewed annually and is due on demand. Under terms of the line of credit, the Company is required to maintain its operating accounts at the issuing bank. Interest expense for the twelve months ended December 31, 2018 and 2017 was $9,278 and $421, respectively.

Note 6. COMMITMENTS AND CONTINGENCIES

The Company leases its office space. The lease was executed on February 23, 2015 for the three-year period commencing March 1, 2015 and terminating February 28, 2018. The Company executed an extension agreement on March 1, 2018 for a period of one-year terminating on February 28, 2019. In addition to minimum monthly rent, the Company is also responsible for common area maintenance costs, which are estimated to be approximately $44,000 and $36,000 annually for the years ended December 31, 2018 and 2017, respectively. Pursuant to the original lease agreement, the Company made a security deposit with the landlord in the amount of $5,194.

U.S. GAAP requires that rent expense be recognized evenly on a straight-line basis over the lease term. The Company recognizes actual amounts paid as an expense in the year payment is made. The overall effect of this departure is immaterial to the Company’s financial statements for the years ending December 31, 2018 and 2017, respectively. Total rent expense for the years ending December 31, 2018 and 2017 was $106,202 and $98,682, respectively.

Future minimum rent payments under the terms of the lease extension agreement are:

Year Ended December 31,	Amount
2019	$11,014

Note 7. CONCENTRATION OF CREDIT RISK

Cash Balances

The Company maintains cash balances in one checking account and one money market account at a single financial institution. These accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to a combined total of $250,000; at times, the cash in this institution may exceed FDIC insured limits. The Company has not experienced any loss in such accounts. The Company believes it is not exposed to any significant credit risk on these cash balances.

Purchases and Accounts Payable

For the years ending December 31, 2018 and 2017, one vendor individually provided supplement inventory in excess of 10% of the Company’s total purchases. Purchases from this vendor amounted to $301,094 and $311,812 for 2018 and 2017, respectively. The Company had no accounts payable to this vendor at December 31, 2018 and 2017 and the supplies are readily available from other vendors.

Note 8. SUBSEQUENT EVENTS:

The Company has evaluated subsequent events through April 5, 2019, which is the date the financial statements were available to be issued.

On April 5, 2019, the Company entered in to a three-year agreement on its building lease. Minimum monthly lease payments under the new agreement are as follows:

Year ending December 31, 2019	$47,335
Year ending December 31, 2120	68,237
Year ending December 31, 2021	70,283
Year ending December 31, 2022	20,675

On January 15, 2019, the Company entered into a definitive agreement to be acquired by HealthLynked Corp. (OTCQB:HLYK)(“HealthLynked”) for $750,000 in cash, $750,000 in shares of HealthLynked common stock and $500,000 in a three-year performance-based payout.